UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Einstein St., Floor 4 Ness Ziona, Israel	7414003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 723942377

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one warrant	PHGE.U	NYSE American
Common Stock, $0.0001 par value	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice Of Delisting or Failure to Satisfy A Continued Listing Rule or Standard; Transfer of Listing.

On May 23, 2024, BiomX, Inc. (the “Company” or “BiomX”) received a notification (the “Notice”) from the NYSE American LLC (“NYSE American”) that the Company is no longer in compliance with NYSE American’s continued listing standards. Specifically, the letter states that the Company is not in compliance with the continued listing standards set forth in Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iii) of the NYSE American Company Guide (the “Company Guide”). Section 1003(a)(i) requires a listed company to have stockholders’ equity of $2 million or more if the listed company has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years. Section 1003(a)(ii) requires a listed company to have stockholders’ equity of $4 million or more if the listed company has reported losses from continuing operations and/or net losses in its five most recent fiscal years. Section 1003(a)(iii) requires a listed company to have stockholders’ equity of $6 million or more if the listed company has reported losses from continuing operations and/or net losses in its five most recent fiscal years. The Company reported a total stockholders’ capital deficiency of $9,544,000 as of March 31, 2024, and losses from continuing operations and/or net losses in its five most recent fiscal years ended December 31, 2023.

The Notice further provides that the Company must submit a plan of compliance (the “Plan”) by June 22, 2024, addressing how it intends to regain compliance with the continued listing standards by November 23, 2025. The Plan is required to include specific milestones, quarterly financial projections and details related to any strategic initiatives the Company plans to complete.

The Company has begun to prepare its Plan for submission to the NYSE American by the June 22, 2024 deadline. If the NYSE American accepts the Company’s Plan, the Company will be able to continue its listing during the Plan period and will be subject to continued periodic review by the NYSE American staff. If the Plan is not submitted, or not accepted, or is accepted but the Company is not in compliance with the continued listing standards by November 23, 2025, or if the Company does not make progress consistent with the Plan during the Plan period, the Company will be subject to delisting procedures as set forth in the NYSE American Company Guide.

As previously reported, on March 15, 2024, the Company consummated an acquisition of Adaptive Phage Therapeutics, Inc. and a private investment in public equity resulting in aggregate gross proceeds of approximately $50 million. Due to certain accounting standards, these proceeds were not registered as equity of the Company and therefore were not taken into consideration for the purposes of the Company’s compliance with the listing standards of the Company Guide. At a stockholders meeting that is expected to take place in July 2024, the Company’s stockholders will be asked to approve the conversion of the Company’s Series X Non-Voting Convertible Preferred Stock into Common Stock. If approved, at least $32.4 million will be reclassified to stockholders equity, and the Company expects that would resolve the issue of the stockholders equity deficiency.

The Company is committed to achieving compliance with the NYSE American’s requirements. However, there can be no assurance that the Company will be able to achieve compliance with the NYSE American’s continued listing standards within the required timeframe.

The Notice has no immediate impact on the listing of the Company’s shares of common stock, par value $0.0001 per share (the “Common Stock”), which will continue to be listed and traded on the NYSE American during this period, subject to the Company’s compliance with the other listing requirements of the NYSE American. The Common Stock will continue to trade under the symbol “PHGE”, but will have an added designation of “.BC” to indicate the status of the Common Stock as “below compliance”. The notice does not affect the Company’s ongoing business operations or its reporting requirements with the Securities and Exchange Commission.

If the Common Stock ultimately were to be delisted for any reason, it could negatively impact the Company by (i) reducing the liquidity and market price of the Company’s Common Stock; (ii) reducing the number of investors willing to hold or acquire the Common Stock, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees

Safe Harbor

This Current Report on Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, when BiomX discusses its expectation to regain compliance with NYSE American Continued Listing Standards, the timing of the upcoming stockholders meeting and approval of the relevant resolutions there as well as the accounting reclassification of certain liabilities into equity it is using forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of BiomX’s control. These risks and uncertainties include, but are not limited to, the following: BiomX’s ability to timely submit its Plan to the NYSE American, the acceptance of its Plan by the NYSE American and BiomX’s ability to regain compliance with the listing standards set forth in the Company Guide by November 23, 2025. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in BiomX’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 4, 2024, and additional disclosures BiomX makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law BiomX expressly disclaims any obligation or undertaking to update forward-looking statements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Effective May 31, 2024, Mr. Avraham Gabay’s term as Interim Chief Financial Officer of the Company will conclude, following Ms. Marina Wolfson’s return from maternity leave. Biographical information for Ms. Wolfson is available in the Company’s Preliminary Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 28, 2024, and such information is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

May 30, 2024	By:	/s/ Avraham Gabay
		Name:	Avraham Gabay
		Title:	Interim Chief Financial Officer